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                                                                    Exhibit 10.1



                                                                  March 26, 2003


Larry V. Friend
Vice President, CFO & Treasurer
Werner Co.
93 Werner Road
Greenville, PA 16125-9499


Dear Mr. Friend:

THIS LETTER SERVES AS AN ADDENDUM TO THE ENGAGEMENT LETTER DATED APRIL 29, 1998. ALL PROVISIONS OF THAT LETTER REMAIN IN FORCE, UNLESS MODIFIED IN THIS LETTER.

This letter sets forth the agreement between PNC CAPITAL MARKETS, INC. ("PNCCM") and WERNER CO. (the "Company" or "Werner") as to the terms and conditions of our engagement (the "Engagement") to amend and arrange, the following facility (the "Facility"): the $50,000,000 Receivables Purchase Agreement among the Company, WERNER FUNDING CORPORATION (the "Seller"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), and MARKET STREET FUNDING CORPORATION ("Market Street").


1.       SERVICES TO BE PERFORMED BY PNCCM

         a. PNCCM will assist the Company in amending the terms and conditions of the Facility. Proposed terms and conditions of the Facility as of the date hereof are outlined in the attached Term Sheet.


2.       EXPENSES AND COMPENSATION:

         a. PNCCM shall be reimbursed from time to time upon request for all expenses which it may incur while performing services hereunder, including expenses incurred in connection with the preparation and documentation for the Facility. These include but are not limited to, audit services, due diligence expenses, and outside legal counsel. Such reimbursement shall not be contingent upon closing the amendments.


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Mr. Larry V. Friend
Page 2



         b. In consideration for the services to be performed by PNCCM, the following fees shall apply:

                  i. An Arrangement Fee of $75,000 payable to PNCCM upon the closing of the amendments;

                  ii. A per annum Program Fee of 0.60% (UNCHANGED) payable to Market Street on a monthly basis in arrears on the average outstandings;

                  iii. A per annum Commitment Fee of 0.35% (REDUCED FROM 0.40%) payable to Market Street on a monthly basis in arrears on the average unused portion of the liquidity facility commitment (which is 102% of the Facility amount).


If the foregoing accurately sets forth your understanding, please indicate your acceptance thereof by signing this letter and returning it (fax a signed version to Mark Falcione at fax number 412-762-9184 and mail an original to Mark Falcione, PNC Capital Markets, One PNC Plaza, 26th Floor, Pittsburgh, PA 15222-2707).


Sincerely,                               Agreed to and accepted:

PNC Capital Markets, Inc.                Werner Co.

Signature:                               Signature:
           -----------------------                  ---------------------------
Name:       Mark S. Falcione             Name:       Larry V. Friend
           -----------------------                  ---------------------------
Title:      Managing Director            Title:      Vice President & CFO
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Date:       March 26, 2003               Date:
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